SCHEDULE 14C INFORMATION STATEMENT
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Information Statement

                           TecScan International, Inc.
--------------------------------------------------------------------------------
                        Commission File Number: 000-30546

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction
       applies:
              ---------------------------------------------
    2) Aggregate number of securities to which transaction
       applies:
               --------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                     --------------------------
    4) Proposed maximum aggregate value of transaction:
                                                      ------------------
    5) Total fee paid:
                      --------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
                              ----------------------------------
    2) Form, Schedule or Registration Statement No.:
                                                    -------------
    3) Filing Party:
                    --------------------------------------------
    4) Date Filed:
                  ----------------------------------------------



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                           TecScan International, Inc.
                        117 East Louisa Street, Suite 104
                            Seattle, Washington 98102

                            NOTICE OF ACTION TAKEN BY
                           WRITTEN CONSENT OF MAJORITY
                                  SHAREHOLDERS

DEAR SHAREHOLDERS:

     We are writing to advise you that TecScan International, Inc. will change its name to Bio-Life Labs, Inc. The name change was approved on April 14, 2004, by unanimous approval of our Board of Directors. In addition, Nancy LeMay as Trustee for certain sharholders holding a majority of our issued and outstanding common stock approved the name change by written consent in lieu of a meeting on April 14, 2004, in accordance with the relevant sections of Nevada Revised Statutes. The name change will not be effective until we amend our Articles of Incorporation by filing a Certificate of Amendment to our Articles of Incorporation with the Nevada Secretary of State. We intend to file the Certificate of Amendment twenty days after this information statement is first mailed to our shareholders.

     Our purpose in changing our name to Bio-Life Labs, Inc. reflects the fact that we entered into an agreement with all the shareholders of Bio-Life Laboratories Corporation, a privately-held Nevada corporation ("BLL") to acquire BLL as our wholly-owned subsidiary. We hope that the acquisition of BLL will increase our profitability and the total value of the corporation to our investors.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about ____________ 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


By order of the Board of Directors,


-----------------------
Nancy LeMay
PRESIDENT

Los Angeles, California
___________, 2004



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                           TecScan International, Inc.
                        117 East Louisa Street, Suite 104
                                Seattle, WA 92663

                         INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS

We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of our majority shareholder, on April 14, 2004, in accordance with the relevant Sections of the Nevada Revised Statutes. This action was taken by Nancy LeMay as Trustee for certain shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action. Ms. LeMay is our President, Secretary and one of our directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This information statement is being mailed on or about __________, 2004 to shareholders of record on April 14, 2004. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

On April 14, 2004, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Articles of Incorporation to change our corporate name to "Bio-Life Labs, Inc." On April 14, 2004, Nancy LeMay, as Trustee for certain shareholders who own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. Ms. LeMay is also our President, Secretary and one of our directors. The full text of the proposed amendment to the Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

Our Board of Directors believes it is desirable to change the name of the Company to "Bio-Life Labs, Inc." Our purpose in changing our name to Bio-Life Labs, Inc. reflects the fact that we have entered into a share exchange agreement with the shareholders of BLL to acquire BLL as our wholly-owned subsidiary and will undertake a change in our business focus. We believe that the acquisition of BLL will increase our profitability and the total value of the corporation to our investors.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

The Nevada Revised Statutes requires that, in order for us to amend our Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The Nevada Revised Statutes also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.



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On April 14, 2004, the record date for determination of the shareholders entitled to receive this Information Statement, there were 47,091,805 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Articles of Incorporation to effect the name change. By action of written consent, dated April 14, 2004, Nancy LeMay as Trustee for certain shareholders who own 35,000,000 shares of the issued and outstanding shares of our common stock, or 74.3% of the issued and outstanding shares of our common stock, approved the name change.

EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Nevada Secretary of State a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A. We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF TECSCAN INTERNATIONAL, INC. STOCK

The change in the name of TecScan International, Inc. will be reflected in its stock records by book-entry in TecScan International, Inc.'s records. For those shareholders that hold physical certificates, please do not destroy or send to TecScan International, Inc. your common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

The Nevada Revised Statutes do not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of TecScan International, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 14, 2004, except as noted in the footnotes below, by:

- Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

-        Each of our executive officers;

-        Each of our directors; and

-        All of our executive officers and directors as a group.



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    Beneficial ownership is determined in accordance with the rules of the
Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 14, 2004, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 14, 2004, there were 47,091,805 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws, where applicable. The address of each shareholder is listed in the table

====================== =================================== =============================== ===========================
TITLE OF CLASS         NAME AND ADDRESS OF BENEFICIAL      AMOUNT AND NATURE OF                 PERCENT OF CLASS
                       OWNER                               BENEFICIAL OWNER
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           Nancy LeMay                             35,000,000 shares (1)                  74.3%
                       117 East Louisa Street, Suite 104    president, secretary, director
                       Seattle, WA  92663
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           Joe McGhie                                     no shares                        0%
                       117 East Louisa Street, Suite 104               director
                       Seattle, WA  92663
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           David Karam                                   no shares                         0%
                       117 East Louisa Street, Suite 104              director
                       Seattle, WA  92663
---------------------- ----------------------------------- ------------------------------- ---------------------------
Common Stock           All directors and named executive       35,000,000 shares (1)                  74.3%
                       officers as a group
====================== =================================== =============================== ===========================
(1) Ms. LeMay is Trustee for shareholders holding 35,000,000 shares of our common stock.


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                                    Exhibit A
                                    ---------

                             CERTIFICATE OF AMENDMENT
                         TO ARTICLES OF INCORPORATION OF
                        TECSCAN INTERNATIONAL, INC. INC.,
                              a Nevada corporation

         Pursuant to the provisions of the Nevada Revised Statutes, TecScan International, Inc., a Nevada corporation, adopts the following amendment to its Articles of Incorporation.

         1. The undersigned hereby certifies that on the ___ day of ________, 2004, acting by written consent without a meeting, in accordance with the provisions of Section 78.315 of the Nevada Revised Statutes and Section 2 of the Bylaws of this Corporation, the Board of Directors approved, consented to, affirmed, and adopted the following resolution:

         BE IT RESOLVED, that the Secretary of the corporation is hereby ordered and directed to obtain at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

         To amend Article I of the corporation's Articles of Incorporation to provide that the name of the corporation shall be changed from TecScan International, Inc. to Bio-Life Labs, Inc.

         2. Pursuant to the provisions of the Nevada Revised Statutes, at least a majority of TecScan International, Inc.'s shares entitled to vote, voted in favor of the adoption of the Amendment to Article I of the Articles of Incorporation as follows:

                  ARTICLE 1. The name of this corporation is Bio-Life Labs, Inc.

         In witness whereof, the undersigned being the President and Secretary of TecScan International, Inc., a Nevada corporation, hereunto affix their signatures this ___ day of __________, 2004.


                                  TecScan International, Inc.

                         By:
                                  --------------------------------------------
                                  Nancy LeMay, President

                         By:
                                  --------------------------------------------
                                  Nancy LeMay, Secretary




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